                                                                    EXHIBIT 10.3

                               DRKOOP.COM, INC.

                         1999 EMPLOYEE BONUS AGREEMENT


RECITALS
--------

     WHEREAS, drkoopcom, Inc. (the "Company") desires to compensate certain of its employees for exemplary service to the Company; and

     WHEREAS, the Company desires to grant to certain of its employees an option to purchase shares of Common Stock pursuant to this form of Bonus Agreement in accordance with Rule 701 of the Securities Act of 1933, as amended.

A.  NOTICE OF STOCK OPTION GRANT

    The undersigned employee of the Company ("Optionee") has been granted an Option (the "Option") to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant                                         ______

Vesting Commencement Date                             ______

Exercise Price per Share                              $_____

Total Number of Shares Granted (the "Shares")         ______

Total Exercise Price                                  $_____

Type of Option:                                       Nonstatutory Stock Option

Term/Expiration Date                                  ______



     1.    Vesting Schedule:
            ----------------
     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     Twenty-Five percent (25%) of the Shares subject to the Option shall become exercisable twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall become exercisable at the end of each full month thereafter provided that Optionee continues to be a service provider to the Company (a "Service Provider") on such dates.

     2.   Termination Period:
          ------------------

     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider, but in no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

B.   AGREEMENT
     ---------

     1.   Grant of Option. The Company hereby grants to the Optionee named in
          ---------------
the Notice of Grant the option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price").

     2.   Exercise of Option.
          ------------------

          a. Right to Exercise. This Option shall be exercisable during its term
             -----------------
in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of this Option Agreement.

          b. Method of Exercise. This Option shall be exercisable by delivery of
             ------------------
an exercise notice in the form attached as Exhibit A (the "Exercise Notice")
                                           ---------
which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable securities laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Lock-Up Period. Optionee hereby agrees that, if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     4.   Method of Payment. Payment of the aggregate Exercise Price shall be by
          -----------------
cash or check.

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

     5.  Restrictions on Exercise. This Option may not be exercised if the
         ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

     6.  Termination of Relationship. In the event an Optionee's continuous
         ---------------------------
status as an employee or consultant terminates, Optionee may, to the extent the Option was vested at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not vested in this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7.  Disability of Optionee. Notwithstanding the provisions of Sections A.2.
         ----------------------
and B.6. above, in the event of termination of an Optionee's continuous status as an employee or consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in Section A herein, exercise the Option to the extent the Option was vested at the date of such termination. To the extent that Optionee is not vested in the Option at the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     8.  Death of Optionee. In the event of termination of Optionee's Continuous
         -----------------
Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested at the date of death. To the extent that Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

     9.  Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. Term of Option. This Option may be exercised only within the term set
         --------------
out in Section A herein, and may be exercised during such term only in accordance with the terms of this Option.

     11. Tax Consequences. Set forth below is a brief summary as of the date of
         ----------------
this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE COMPANY IS NOT RESPONSIBLE FOR ANY TAX CONSEQUENCES RELATING TO THE GRANT OR EXERCISE OF THIS OPTION NOR THE DISPOSITION OF SHARES ACQUIRED UPON EXERCISE OF THIS OPTION. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     There may be a regular federal income tax liability upon the exercise of Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.


     12. Entire Agreement; Governing Law. This Option Agreement constitutes the
         -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws (but not the choice of law rules) of Delaware.


     13. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES
         ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT NOTICE.


OPTIONEE:                                 DRKOOP.COM, INC.


______________________________________    _____________________________________
                                          Authorized Signatory

Name:_________________________________
Address:______________________________
        ______________________________
        ______________________________

                                   EXHIBIT A

                               DRKOOP.COM, INC.

                         1999 EMPLOYEE BONUS AGREEMENT

                                EXERCISE NOTICE

drkoop.com, Inc.
8920 Business Park Drive, Suite 200
Austin, TX 78759

     Exercise of Option.  Effective as of today, ___________, 19__, the
     ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of drkoop.com, Inc. (the "Company") under and pursuant to the Employee Stock Bonus Agreement dated ____________________ (the "Option Agreement").

     Delivery of Payment.  Purchaser herewith delivers to the Company the full
     -------------------
purchase price of the Shares, as set forth in the Option Agreement.

     Representations of Optionee.
     ---------------------------

     In connection with the purchase of the Shares, the undersigned Optionee represents to the Company the following:

          Conditions of the Option Agreement.  Optionee acknowledges that
          ----------------------------------
Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

          Purchase for Own Account.  Optionee is aware of the Company's business
          ------------------------
affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring the Shares for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          Restricted Securities.  Optionee acknowledges and understands that the
          ---------------------
Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this regard, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

          Rule 701 and Rule 144.  Optionee is familiar with the provisions of
          ---------------------
Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

          In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2),
(3) and (4) of the paragraph immediately above.

          Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

     Rights as Shareholder.  Until the issuance of the Shares (as evidenced by
     ---------------------
the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the stock subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

     Tax Consultation.  Optionee understands that Optionee may suffer adverse
     ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     Restrictive Legends and Stop-Transfer Orders.
     --------------------------------------------

          Legends.  Optionee understands and agrees that the Company shall cause
          -------
the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT
          BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE
          OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST
          REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH
          IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT
          THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF
          THESE SHARES.

     Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance
     ---------------------
with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     Refusal to Transfer.  The Company shall not be required (i) to transfer on
     -------------------
its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     Successors and Assigns.  The Company may assign any of its rights under
     ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     Governing Law; Severability.  This Agreement is governed by the internal
     ---------------------------
substantive laws (but not the choice of law rules) of Delaware.

     Entire Agreement.  The Option Agreement is incorporated herein by
     ----------------
reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                             Accepted by:


OPTIONEE:                                 DRKOOP.COM, INC.

_____________________________________     _____________________________________

Name:________________________________     Name:________________________________
Address:_____________________________     Title:_______________________________
        _____________________________
        _____________________________